                                    SCHEDULE 14A
                                    (RULE 14a-101)

                       INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                    Marquis Funds

        ----------------------------------------------------------------------
                   (Name of Registrant as specified in its Charter)




        ----------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A
     2)   Aggregate number of securities to which transaction applies: N/A
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.): N/A
     4)   Proposed maximum aggregate value of transaction: N/A
     5)   Total fee paid:  N/A
[ ]  Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount previously paid:  N/A
          2)   Form, schedule or Registration statement No.:  N/A
          3)   Filing Party:   N/A
          4)   Date Filed:     N/A

                                    MARQUIS FUNDS

                                   2 Oliver Street
                                   Boston, MA 02109


                      NOTICE  OF SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 30, 1998


     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of the Institutional Money Market Fund ("Marquis Institutional"), Treasury Securities Money Market Fund ("Marquis Treasury Securities"), Tax-Exempt Money Market Fund ("Marquis Tax-Exempt"), Government Securities Fund ("Marquis Government"), Strategic Income Bond Fund ("Marquis Strategic Income"), Louisiana Tax-Free Income Fund ("Marquis Louisiana"), Balanced Fund ("Marquis Balanced"), Value Equity Fund ("Marquis Value"), Growth Equity Fund ("Marquis Growth"), Small Cap Equity Fund ("Marquis Small Cap") and International Equity Fund ("Marquis International"), separate series of Marquis Funds (the "Trust"), will be held at the offices of SEI Investments Company at One Freedom Valley Road, Oaks, Pennsylvania 19456 on April 30, 1998 at 10:00 a.m. (Eastern Time) for the following purposes:

     1. To approve an Investment Advisory Agreement between Banc One Investment Advisors Corporation ("Banc One Advisors") and the Trust with respect to the eleven portfolios (the "Funds") of the Trust;

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposed Investment Advisory Agreement will become effective only upon the acquisition of First Commerce Corporation by BANC ONE CORPORATION. The proposals referred to above are discussed in the Proxy Statement attached to the Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on February 26, 1998 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                        By Order of the Trustees

                                        /s/ John H. Grady, Jr.
                                        ----------------------
                                        John H. Grady, Jr.
                                        Secretary

March 20, 1998


YOUR VOTE IS IMPORTANT. YOU CAN HELP THE TRUST AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                    MARQUIS FUNDS

                                   2 Oliver Street
                                   Boston, MA 02019

                           SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 30, 1998

                                   PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of Marquis Funds (the "Trust"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust or by appearing personally and electing to vote on April 30, 1998 at the Special Meeting of Shareholders of the Funds at 10:00 a.m. (Eastern Time) at the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania, 19456 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by Banc One Investment Advisors Corporation. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or SEI Fund Resources ("SEI") (the Trust's administrator pursuant to an administration agreement between SEI and the Trust dated as of August 17, 1993 (the "Administration Agreement")). In the event that the Shareholder signs and returns the proxy card, but does not indicate a choice as to any of the items on the proxy card, those Shares will be voted in favor of such proposal(s).

     Only Shareholders of record at the close of business on February 26, 1998 will be entitled to vote at the Special Meeting. On February 26, 1998, Marquis Institutional had outstanding 65,491,251.540 shares of beneficial interest ("Shares"), Marquis Treasury Securities had 1,174,858,546.790 Shares outstanding, Marquis Tax-Exempt had 134,604,672.430 Shares outstanding, Marquis Government had 14,982,165.217 Shares outstanding, Marquis Strategic Income had 1,628,274.862 Shares outstanding, Marquis Louisiana had 4,176,190.985 Shares outstanding, Marquis Balanced had 11,275,644.940 Shares outstanding, Marquis Value had 9,393,782.727 Shares outstanding , Marquis Growth had 2,488,155.267 Shares outstanding, Marquis Small Cap had 462,998.288 Shares outstanding, and Marquis International had 234,285.978 Shares outstanding. Each Share of each Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. If approved by Shareholders, the proposed Investment Advisory Agreement will become effective only if First Commerce Corporation is acquired by BANC ONE CORPORATION.

     The Trust's executive offices are located at One Freedom Valley Road, Oaks, Pennsylvania 19456. This proxy statement and the enclosed Notice of Special Meeting and proxy card are first being mailed to Shareholders on or about March 20, 1998.

     COPIES OF THE TRUST'S ANNUAL REPORT DATED SEPTEMBER 30, 1997 ARE AVAILABLE UPON REQUEST FROM SEI AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-471-1144.

                                     INTRODUCTION

     This Special Meeting is being called for the following purposes: (1) to approve an Investment Advisory Agreement between Banc One Investment Advisors Corporation ("Banc One Advisors") and the Trust with respect to the Funds of the Trust; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof. Execution of the Investment Advisory Agreement is contingent upon the acquisition of First Commerce Corporation by BANC ONE CORPORATION.

     Approval of Proposal (1) with respect to a Fund requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of such Fund.


                                 SUMMARY OF PROPOSAL

     DESCRIPTION OF PROPOSAL                      FUNDS SOLICITED

(1)  Approval of an Investment                    Marquis Institutional
     Advisory Agreement between                   Marquis Treasury Securities
     Banc One Advisors and the Trust              Marquis Tax-Exempt
                                                  Marquis Government
                                                  Marquis Strategic Income
                                                  Marquis Louisiana
                                                  Marquis Balanced
                                                  Marquis Value
                                                  Marquis Growth
                                                  Marquis Small Cap
                                                  Marquis International


                   PROPOSAL (1) - APPROVAL OF INVESTMENT ADVISORY
                  AGREEMENT BETWEEN BANC ONE ADVISORS AND THE TRUST
                       WITH RESPECT TO EACH FUND OF THE TRUST

     On February 23, 1998, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or Banc One Advisors, as defined in the 1940 Act, unanimously approved the form of a new Investment Advisory Agreement between Banc One Advisors and the Trust on behalf of each of the respective Funds. A copy of the form of the proposed Investment Advisory Agreement between Banc One Advisors and the Trust appears as Exhibit A to this proxy statement. The investment advisory fees paid by the Trust will not change. The Trustees propose that the Shareholders of each of the Funds vote to reconfigure the investment advisory arrangement with respect to the Funds by selecting Banc One Advisors as the investment adviser of each of the Funds.

CURRENT INVESTMENT ADVISORY CONTRACTS

     At the present time, First National Bank of Commerce in New Orleans ("First NBC"), a wholly-owned subsidiary of First Commerce Corporation, serves as investment adviser to the Funds pursuant to investment advisory agreements dated August 17, 1993 (with respect to each of the Funds, except the Marquis Strategic Income, Marquis Small Cap and Marquis International) and November 12, 1996 (with respect to the Marquis Strategic Income, Marquis Small Cap and Marquis International). Weiss, Peck & Greer, L.L.C. ("WPG") serves as a sub-advisor to Marquis Tax-Exempt pursuant to a sub-investment advisory agreement dated May 31, 1996. The current investment advisory and sub-investment advisory agreements were most recently approved by the Trustees, including the "non-interested" Trustees (the "Independent Trustees"), on August 11, 1997, November 1, 1996 and May 19, 1997, respectively, and by shareholders of Marquis Tax-Exempt on May 31, 1996. The investment advisory agreements are effective until May 31, 1999 and November 12, 1998, respectively, and the sub-advisory agreement is effective until May 31, 1998. However, the Trust's advisory arrangements will terminate as a matter of law upon the acquisition of First Commerce Corporation, parent of First NBC, by BANC ONE CORPORATION ("BANC ONE"), the indirect parent of Banc One Advisors. The acquisition of First Commerce Corporation by Banc One is expected to be completed in early 1998.

     Under each of the current investment and sub-investment advisory agreements between the relevant adviser and the Trust on behalf of each Fund, each adviser, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of each Fund, acts as investment adviser and directs the investments of the Fund. The advisers are responsible for the management of each Fund's assets in accordance with such Fund's investment objectives and policies.

     First NBC receives investment advisory fees from each Fund equal to a percentage of each Fund's average daily net assets. First NBC voluntarily waives a portion of its investment advisory fee. For the period ended September 30, 1997, annual advisory fees, with and without waivers, are as follows:

                                      Advisory Fee      Advisory Fee
                                      With Waiver       Without Waiver
                                      ------------      --------------
Marquis Institutional                     .06%               .15%
Marquis Treasury Securities               .29%               .30%
Marquis Tax-Exempt                        .35%               .45%
Marquis Government                        .51%               .55%
Marquis Strategic Income                  .31%               .74%
Marquis Louisiana                         .35%               .35%
Marquis Balanced                          .71%               .74%
Marquis Value                             .74%               .74%
Marquis Growth                            .72%               .74%
Marquis Small Cap (1)                     .19%               .40%
Marquis International (2)                 .19%               .40%

     Pursuant to the sub-advisory agreement, WPG manages the assets of Marquis Tax-Exempt on a daily basis, and continuously administers the investment program of the Fund. As compensation, First NBC pays to WPG a monthly sub-advisory fee equal, on an annual basis, to 0.075% of that Fund's average daily net assets up to $150 million, 0.05% of the next $350 million of the Fund's average daily net assets, 0.04% of the next $500 million; and 0.01% of the Fund's average daily net assets over 1% billion. The Fund's sole responsibility is to pay the .35% advisory fee to First NBC. The Fund is not responsible for the payment of the sub-advisory fee to WPG.

     For the fiscal year ended September 30, 1997, the amount of advisory fees paid by each Fund to First NBC was as follows:

Marquis Institutional                   $   21,967
Marquis Treasury Securities             $3,517,388

------------------------------

     (1) Total advisory fees, which include fees for Marquis Small Cap, are 1.19%. This includes fees at the "master" level of 1.00% and fees at the "feeder" level of .19%. Without a voluntary waiver by First NBC, total advisory fees would be 1.40%.

     (2) Total advisory fees, which include fees for Marquis International, are 1.15%. This includes fees at the "master" level of .96% and fees at the "feeder" level of .19%. Without a voluntary waiver by First NBC, total advisory fees would be 1.36%.

Marquis Tax-Exempt                      $  339,994
Marquis Government                      $  852,086
Marquis Strategic Income                $   27,992
Marquis Louisiana                       $   96,673
Marquis Balanced                        $  876,750
Marquis Value                           $  872,210
Marquis Growth                          $  186,012
Marquis Small Cap                       $    2,751
Marquis International                   $    2,102

     For the same time period, First NBC paid to WPG $57,780 in sub-investment advisory fees.

PROPOSED INVESTMENT ADVISORY CONTRACT

     Under the proposed Investment Advisory Agreement, if approved, Banc One Advisors will have full responsibility for providing continuous investment advisory services to each Fund. In accordance with each Fund's investment objective, policies and restrictions, and subject to the general supervision of the Trustees, Banc One Advisors will manage the Funds' day-to-day investment activities (except with respect to the Marquis Small Cap and Marquis International Funds). Banc One Advisors will provide investment research and make investment decisions concerning, and place all orders for, purchases and sales of the Funds' securities (except with respect to the Marquis Small Cap and Marquis International Funds). Banc One Advisors also will maintain the Funds' records relating to such purchases and sales (except with respect to the Marquis Small Cap and Marquis International Funds). With respect to the Marquis Small Cap and Marquis International Funds (the "Feeder Funds"), Banc One Advisors will invest in a "master" fund, cash and other non-investment securities and will monitor the performance of SEI Investment Management Corporation, the manager of the investment portfolios into which the Feeder Funds invest. Should the Feeder Funds withdraw from the Corporate Master-Feeder-TM- structure, Banc One Advisors may manage the assets of the Feeder Funds directly as it deems appropriate after consultation with the Trustees of the Trust.

     In consideration for the services provided and expenses assumed under the Investment Advisory Agreement, the Trust has agreed to pay Banc One Advisors a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                      Advisory Fee      Advisory Fee
                                      With Waiver       Without Waiver
                                      ------------      --------------
Marquis Institutional                     .06%               .15%
Marquis Treasury Securities               .29%               .30%
Marquis Tax-Exempt                        .35%               .45%
Marquis Government                        .51%               .55%
Marquis Strategic Income                  .31%               .74%
Marquis Louisiana                         .35%               .35%
Marquis Balanced                          .71%               .74%
Marquis Value                             .74%               .74%
Marquis Growth                            .72%               .74%
Marquis Small Cap(3)                      .19%               .40%



--------------------------------

     (3) Total advisory fees, which include fees for Marquis Small Cap, are 1.19%. This includes fees at the "master" level of 1.00% and fees at the "feeder" level of .19%. Without a voluntary waiver by Banc One Advisors, total advisory fees would be 1.40% .

Marquis International(4)                 .19%               .36%

     The level of investment advisory fees paid by the Trust will not change at least through the current fiscal year. Banc One Advisors will not retain WPG as the sub-advisor to Marquis Tax-Exempt. Rather, Banc One Advisors will actively manage the assets of Marquis Tax-Exempt on a daily basis.

     If approved by Shareholders, the proposed Investment Advisory Agreement will become effective on April 30, 1998, but only if First Commerce Corporation is acquired by BANC ONE CORPORATION by that date. If First Commerce is acquired by BANC ONE CORPORATION at a date later than April 30, 1998, the Investment Advisory Agreement will become effective as of that date. Unless sooner terminated, the proposed Investment Advisory Agreement will continue for an initial term ending two years after its initial execution, and will thereafter continue for successive one-year terms, provided that such continuation is specifically approved at least annually by the Trustees, or by the vote of a majority of the outstanding Shares of each of the Funds, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. Either Banc One Advisors or the Trust may, at any time on 60 days' prior written notice, terminate the Investment Advisory Agreement without payment of any penalty, by action of its Board of Trustees or Directors, or by vote of the majority of its outstanding voting securities. The current investment advisory contract requires 90 days' notice from First NBC and 60 days' notice from the Trust. The Investment Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act.

     In unanimously approving the proposed Investment Advisory Agreement and recommending its approval by Shareholders, the Trustees, including the Independent Trustees, considered the best interests of Shareholders of the Funds and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality, and extent of the service furnished by Banc One Advisors; the investment record of Banc One Advisors in managing funds of a similar type; the depth of Banc One Advisors' investment advisory knowledge and experience; the level of the investment advisory fees will remain unchanged; and data on the investment performance of other funds advised by Banc One Advisors. In addition, the Board considered Banc One Advisors' 25-plus years of experience in providing investment advisory advice. After considering these factors, the Trustees concluded that the Investment Advisory Agreement would benefit the Funds and their Shareholders.

      In the event that the holders of a majority of the outstanding Shares of any of the Funds vote in the negative with respect to the approval of the Investment Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of such Fund's Shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

FUTURE PLANS FOR THE FUNDS

     Banc One Advisors also serves as the investment advisor to The One Group-Registered Trademark-, an open-end, advisory investment company. The One Group consists of 40 funds with a variety of investment objectives. Several of The One Group funds are substantially similar to the Marquis Funds.  The
One Group in the future may propose that the Trustees of the Trust consider a plan to consolidate each Marquis Fund with a similar existing Fund of The
One Group. The consolidation could include ending the role of the Marquis Small Cap and Marquis International Funds as "feeder" funds in a Corporate Master-Feeder-TM- structure. The proposal to consolidate the Funds would
require Trustee and shareholder approval.   This discussion is for your
information only. You are not now being asked to consider or vote on this issue.

-------------------------------

(4) Total advisory fees, which include fees for Marquis International, are 1.15%. This includes fees at the "master" level of .96% and fees at the "feeder" level of .19%. Without a voluntary waiver by Banc One Advisors, total advisory fees would be 1.36%.

INFORMATION ABOUT BANC ONE ADVISORS

      Banc One Advisors is an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company incorporated in the state of Ohio. The offices of Banc One Advisors are located at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43240. BANC ONE CORPORATION's offices are located at 100 East Broad Street, Columbus, Ohio 43271. BANC ONE CORPORATION operates in Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Texas, Wisconsin,
Arizona, Utah, Oklahoma and West Virginia.   In addition, BANC ONE CORPORATION
has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust, investment advisory, brokerage, equipment leasing, mortgage banking, consumer finance and insurance. On a consolidated basis, BANC ONE CORPORATION had assets of over $115 billion as of December 30, 1997.

     Banc One Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANC ONE CORPORATION, which have considerable experience in providing advisory services to open-end investment company portfolios, including The One Group since 1985 (then known as The Helmsman Fund). Prior to January 1993, Bank One, Milwaukee, NA served as the investment adviser to The One Group and Bank One, Milwaukee, NA was an indirect wholly-owned subsidiary of BANC ONE CORPORATION.

     As of December 31, 1997, Banc One Advisors acted as investment adviser for approximately $52 billion in assets, of which over $22 billion is in The One Group. Banc One Advisors serves as investment adviser to the following portfolios of The One Group which have investment objectives similar to those of the Funds:

                                                         Advisory             Advisory
                                      Net Assets     Fees With Waiver   Fees Without Waiver
                                      ----------     -----------------   ------------------
Marquis Institutional
---------------------
One Group Treasury Only             $ 743,690,932          .08%                .08%
Money Market Fund

Marquis Treasury Securities
---------------------------
One Group Treasury Securities       $3,332,214,771         .30%                .35%
Money Market Fund

One Group Government
Money Market Fund                   $1,637,511,422         .08%                .08%

Marquis Tax-Exempt
------------------
One Group Municipal                 $  604,279,455         .25%                .30%
Money Market Fund

Marquis Government
------------------
One Group Intermediate              $  644,005,261         .40%                .60%
Bond Fund

Marquis Strategic Income
------------------------
One Group Income Bond Fund          $  842,919,027         .40%                .60%

Marquis Louisiana
-----------------
One Group Louisiana Municipal       $  156,154,076         .40%                .60%
Bond Fund

Marquis Balanced
----------------
One Group Asset Allocation Fund     $  199,404,085         .55%                .65%

Marquis Value
-------------
One Group Disciplined Value Fund    $  624,360,707         .74%                .74%

Marquis Growth
--------------
One Group Growth Opportunities      $  792,252,820         .74%                .74%
Fund

Marquis Small Cap
-----------------
One Group Small Capitalization      $  108,021,894         .74%                .74%
Fund

Marquis International
---------------------
One Group International Equity      $  462,398,871         .55%                .55%
Index Fund

     The name and principal occupation of the principal executive officer and each of the directors of Banc One Advisors are as follows:

                          Position(s) Held              Principal
Name and Address          With the Banc One Advisors    Occupation
----------------          --------------------------    ----------
Michael J. McMennamin*    Director                      Executive Vice
                                                        President and Chief
                                                        Financial Officer, Banc
                                                        One Corporation

Frederick L. Cullen*      Director                      Chairman and Chief
                                                        Executive Officer, Bank
                                                        One, NA, and Chairman
                                                        and Chief Operating
                                                        Officer, Banc One Ohio
                                                        Corporation

David R. Meuse**          Director                      Chairman and Chief
                                                        Executive Officer, Banc
                                                        One Capital Holdings
                                                        Corporation

Garrett Jamison**         Director                      President, Bank One
                                                        Trust Company, NA

Geoff von Kuhn**          Director                      Vice-Chairman, Banc One
                                                        Capital Corporation

David J. Kundert***       Chairman and Chief            Chairman and Chief
                          Executive Officer             Executive Officer
                                                        Bank One Trust Company,
                                                        NA and Chairman and
                                                        Chief Executive Officer,
                                                        Banc One Investment
                                                        Advisors Corporation

*    Principal business address is 100 East Broad Street, Columbus, Ohio 43271
**   Principal business address is 150 East Gay Street, Columbus, Ohio 43515
*** Principal business address is 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43240

GLASS-STEAGALL ACT

     In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE v. CAMP that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) preclude a bank holding company registered under the Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM v. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to Act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to Act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

     Banc One Advisors has represented to the Trust in the Investment Advisory Agreement that it may perform the services contemplated by the Trust's Prospectus, the Trust's Statement of Additional Information and the Investment Advisory Agreement, without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative or interpretations of present and future regulations, could prevent or restrict Banc One Advisors from continuing to perform such services for the Trust. Depending upon the nature of any changes in services which could be provided by Banc One Advisors, the Trustees would review the Trust's relationship with Banc One Advisors and consider taking all action necessary in the circumstances.

     Should future legislative, judicial or administrative action prohibit or restrict the proposed activities of or its affiliated and correspondent banks in connection with customer purchases of Shares of the Trust, such banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would effect the net asset value per Share of any Fund of the Trust or result in financial losses to any customer.

INFORMATION ABOUT FIRST NBC

     First NBC serves as each Fund's investment adviser under an advisory agreement with the Trust. First NBC, through its Trust Group, makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment programs of the Funds, subject to the supervision of, and policies established by the Trustees of the Trust.

     As of September 30, 1997, First NBC's Trust Group managed approximately $3.2 billion in discretionary investment advisory accounts for individuals, corporations and institutions with widely varying investment needs and objectives. First NBC has provided investment advisory services since 1933. First NBC has its principal offices at 201 St. Charles Avenue, New Orleans, Louisiana 70170.

INFORMATION ABOUT WEISS, PECK & GREER, L.L.C.

     WPG currently serves as the sub-advisor for the Marquis Tax-Exempt Fund under a sub-advisory agreement with First NBC. WPG's principal business address is One New York Plaza, New York, New York, 10004.

INFORMATION ABOUT SEI FUND RESOURCES

     SEI Fund Resources, a Delaware business trust (the "Administrator"), has its principal business offices at Oaks, Pennsylvania, 19456. The Administrator and the Trust are parties to an Administration Agreement. Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

INFORMATION ABOUT SEI INVESTMENTS DISTRIBUTION CO.

     SEI Investments Distribution Co. (the "Distributor"), Oaks,
Pennsylvania, 19456, a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). Shares also may be sold by broker-dealers who are members of the National
Association of Securities Dealers and certain other financial service firms, who have entered into dealer agreements with the Distributor. The Distributor will assist in advertising and marketing shares of the Funds, including the distribution of the Funds' Prospectus and Statement of Additional Information and marketing materials.


                                ADDITIONAL INFORMATION

Trustees and Officers of the Trust

     None of the Trustees or Officers of the Trust hold positions with Banc One Advisors or have an interest in Banc One Advisors or in a person controlling, controlled by or under common control with Banc One Advisors.

BENEFICIAL OWNERS

     The following list indicates the beneficial ownership of the Shareholders who, to the best knowledge of the Funds, are the beneficial owners of more than 5% of the outstanding Shares of the Funds:


Name and Address of Record or Beneficial Holder            Number of Shares      % of Ownership
-----------------------------------------------            ----------------      --------------
TREASURY SECURITIES MONEY MARKET FUND - TRUST CLASS

ENBECEE Company.....................................         521,877,017             99.98%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

TREASURY SECURITIES MONEY MARKET FUND - RETAIL CLASS

National Financial Services Corp.
     for the Exclusive Benefit of Our Customers.....         337,233,793             58.54%
PO Box 3752
Church Street Station
New York, NY 10008-3752

ENBECEE Company.....................................         238,570,250             41.41%
Attn: Cash Sweep
PO Box 61837
New Orleans, LA 70161-1837

TAX EXEMPT MONEY MARKET FUND

National Financial Services Corp.
     for the Exclusive Benefit of Our Customers.....          66,275,067             46.92%
PO Box 3752
Church Street Station
New York, NY 10008-3752

ENBECEE Company.....................................          59,728,073             42.29%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

ENBECEE Company.....................................          15,232,979             10.78%
Attn: Cash Sweep
PO Box 61837
New Orleans, LA 70161-1837

INSTITUTIONAL MONEY MARKET FUND

ENBECEE Company.....................................          49,855,768             100%
Attn: Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

GOVERNMENT SECURITIES FUND

ENBECEE Company.....................................           8,012,749             53.63%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

ENBECEE Company.....................................           6,532,919             43.73%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

LOUISIANA TAX-FREE INCOME FUND

ENBECEE Company.....................................           1,436,392             34.63%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

BALANCED FUND

ENBECEE Company.....................................           9,949,859             88.27%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

ENBECEE Company.....................................             681,947              6.05%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

VALUE EQUITY FUND

ENBECEE Company.....................................           4,166,181             44.47%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

ENBECEE Company.....................................           9,369,442             38.44%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

STRATEGIC INCOME BOND FUND

ENBECEE Company.....................................             746,547             47.22%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

ENBECEE Company.....................................             660,676             41.79%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

SMALL CAP EQUITY FUND

ENBECEE Company.....................................             174,900             40.81%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

ENBECEE Company.....................................              71,800             16.75%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

INTERNATIONAL EQUITY FUND

ENBECEE Company.....................................             197,679             71.72%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

ENBECEE Company.....................................              19,898              7.22%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

GROWTH EQUITY FUND

ENBECEE Company.....................................           1,575,814             62.38%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837

ENBECEE Company.....................................             666,552             26.39%
c/o FNBC
Trust Group Services
PO Box 61837
New Orleans, LA 70161-1837


As a group, the Officers and Trustees of the Funds own less than 1% of the outstanding Shares of each of the Funds. In fiscal year 1997, the Trust paid no brokerage commissions to affiliated brokers.


Dated: March 20, 1998


     IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                      EXHIBIT A

                            INVESTMENT ADVISORY AGREEMENT


          AGREEMENT made as of April __, 1998 between Marquis Funds, a Massachusetts business trust (herein called the "Trust"), and Banc One Investment Advisors Corporation, an Ohio Corporation with its principal office in Columbus, Ohio (herein called the "Investment Adviser").

          WHEREAS, the Trust is registered as an open-end, diversified, advisory investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and related services to the series of the Trust identified in Schedule A hereto (the "Portfolios") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;

          WHEREAS, the Investment Advisor is authorized to invest the assets of the Small Cap Equity Fund or the International Equity Fund in another registered investment company (a "Master Fund") or manage the assets directly as it deems appropriate after consultations with the Board of Trustees;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:


          l. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Portfolios for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.


          2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following documents:

               (a) the Trust's Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on June 29, 1993, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

               (b)  the Trust's By-Laws and amendments thereto;

               (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

               (d) the Trust's original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission, and all amendments thereto;

               (e) the Trust's current Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), and under the 1940 Act, as filed with the Securities and Exchange Commission; and

               (f) Each Portfolio's most recent prospectus and Statement of Additional Information (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

          The Trust will furnish promptly the Investment Adviser with copies of all amendments of or supplements to the foregoing documents.


          3. ADVISORY. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide or cause to be provided a continuous investment program for each Portfolio, including investment research and advisory with respect to all securities and investments and cash equivalents in said Portfolios. The Investment Adviser will determine or cause to be determined from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Portfolios and will place or cause to be placed orders for purchase and sale on behalf of the Trust with respect to the Portfolios. The Investment Adviser will provide the services under this Agreement in accordance with each Portfolio's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Adviser further agrees that it:

               (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

               (b) will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Investment Adviser;

               (c) will not make loans to any person to purchase or carry shares of beneficial interest of the Trust or make loans to the Trust;

               (d) will place or cause to be placed orders for securities pursuant to its investment determinations for the Trust either directly with the issuer of such securities or with any broker or dealer. In regard to such orders placed with brokers and dealers, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser may, in its discretion and in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser or any such sub-investment adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to The One Group Services Company, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser, or any affiliated person of either the Trust, The One Group Services Company, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser;

               (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential interest holders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

               (f) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.


          4. USE OF SUB-INVESTMENT ADVISER. The Investment Adviser may, subject to the approvals required under the 1940 Act, invest all or substantially all of the assets of the Small Cap Fund or International Equity Fund in shares of a Master Fund, or may employ a sub-investment adviser to assist the Investment Adviser in the performance of its duties under this

Agreement. Such use does not relieve the Investment Adviser of any duty or liability it would otherwise have under this Agreement.
Compensation of the sub-investment adviser for services provided and expenses assumed under any agreement between the Investment Adviser and the sub-investment adviser permitted under this paragraph is the sole responsibility of the Investment Adviser.


          5. SERVICES NOT EXCLUSIVE. The investment advisory services furnished by the Investment Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any subsidiary or affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.


          6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.


          7. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust. The Trust will be responsible for all of the Trust's expenses and liabilities.


          8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each of the Portfolios will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at the applicable annual rate set forth on Schedule A hereto. The Investment Adviser may in its discretion, after consultation with the Board, waive all or a portion of its fees. If the fee payable to the Adviser pursuant to this paragraph begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Trust's net assets shall be computed in the manner specified in the Prospectus and the Fund's Declaration of Trust for the computation of the value of the Trust's net assets in connection with the determination of the net asset value of the Trust's shares.

          9. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser (or any sub-advisor) in the performance of its duties or from reckless disregard by it (or any sub-advisor) of its obligations and duties under this Agreement.

          So long as the Investment Adviser acts in good faith and with due diligence and without gross negligence or willful misconduct, the Trust assumes full responsibility and agrees to and hereby does indemnify the Investment Adviser and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of said advisory relationship to the Trust or any other service rendered to the Trust hereunder. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

          The Investment Adviser's rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited if a majority of the disinterested Trustees or independent legal counsel determines that there is a reasonable belief that indemnification ultimately will be permissible. However, it is ultimately determined that the Investment Adviser is not entitled to indemnification, all funds advanced must be returned to the Trust.
          In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Trust may be asked to indemnify or hold the Investment Adviser harmless, a determination must be made either by a vote of a majority of the disinterested Trustees or by opinion of independent legal counsel that indemnification is available. In addition, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Investment Adviser will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust, but failure to do so in good faith shall not affect the Investment Adviser's rights hereunder.

          10. DURATION AND TERMINATION. This Agreement will become effective as to a particular Portfolio as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Portfolio, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until April __, 2000. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Portfolio for successive periods of twelve months each ending on February __ of each year, such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of such Portfolio. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Portfolio at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)


          11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.


          12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.


     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

     The names "Marquis Funds" and "Trustees of Marquis Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of June 29, 1993 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Marquis Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        MARQUIS FUNDS

Seal                                    By:
                                            -----------------------------------
                                                  (Title)

                                        BANC ONE INVESTMENT ADVISORS
                                        CORPORATION

                                        By:
                                            -----------------------------------
                                                  (Title)

                                      SCHEDULE A
                                        TO THE
                        INVESTMENT ADVISORY AGREEMENT BETWEEN
                                    MARQUIS FUNDS
                                         AND
                       BANC ONE INVESTMENT ADVISORS CORPORATION
                                  DATED APRIL ___, 1998


                                        COMPENSATION AS A PERCENTAGE
      NAME OF FUND                      OF AVERAGE DAILY NET ASSETS
      ------------                      ----------------------------
Institutional Money                     Annual rate of fifteen one-hundredths of
Market Fund                             one percent (.15%)

Treasury Securities                     Annual rate of thirty one-hundredths of
Money Market Fund                       one percent (.30%)

Tax-Exempt Money                        Annual rate of forty-five one-hundredths
Market Fund                             of one percent (.45%)

Government Securities Fund              Annual rate of fifty-five one-hundredths
                                        of one percent (.55%)

Strategic Income Bond Fund              Annual rate of seventy-four one-
                                        hundredths of one percent (.74%)

Louisiana Tax-Free                      Annual rate of thirty-five one-
Income Fund                             hundredths of one percent (.35%)

Balanced Fund                           Annual rate of seventy-four one-
                                        hundredths of one percent (.74%)

Value Equity Fund                       Annual rate of seventy-four one-
                                        hundredths of one percent (.74%)

Growth Equity Fund                      Annual rate of seventy-four one-
                                        hundredths of one percent (.74%)

Small Cap Fund                          During any term of this Agreement while
                                        the Portfolio's "investment securities"
                                        are 100% invested in a Master Fund:
                                        Annual rate of forty one-hundredths of
                                        one percent (.40%)

                                        During any term of this Agreement while
                                        the Portfolio's "investment securities"
                                        are managed by the Investment Advisor
                                        (either directly or through a sub-
                                        advisor):  Annual rate of forty one-
                                        hundredths of one percent (.90%)

International Equity Fund               During any term of this Agreement while
                                        the Portfolio's "investment securities"
                                        are 100% invested in a Master Fund:
                                        Annual rate of forty one-hundredths of
                                        one percent (.40%)

                                        During any term of this Agreement while
                                        the Portfolio's "investment securities"
                                        are managed by the Investment Advisor
                                        (either directly or through a sub-
                                        advisor):  Annual rate of forty one-
                                        hundredths of one percent (1.10%)

                                    MARQUIS FUNDS
                          INSTITUTIONAL MONEY MARKET FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Institutional Money Market Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                        TREASURY SECURITIES MONEY MARKET FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Treasury Securities Money Market Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                             TAX-EXEMPT MONEY MARKET FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Tax-Exempt Money Market Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                              GOVERNMENT SECURITIES FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Government Securities Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.


     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                              STRATEGIC INCOME BOND FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Strategic Income Bond Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                            LOUISIANA TAX-FREE INCOME FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Louisiana Tax-Free Income Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                                    BALANCED FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Balanced Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                                  VALUE EQUITY FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Value Equity Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                                  GROWTH EQUITY FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Growth Equity Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                                SMALL CAP EQUITY FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Small Cap Equity Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                    MARQUIS FUNDS
                              INTERNATIONAL EQUITY FUND
              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1998

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Kathryn Stanton and Michelle Beaudry and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the International Equity Fund (the "Fund") of Marquis Funds (the "Trust") to be held on Thursday, April 30, 1998 in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"), to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting (the "Shares") and on any other matters brought before the Meeting, all as set forth in the Notice of the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
           AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

1. Proposal to approve an investment advisory agreement between Banc One Investment Advisors Corporation and the Trust with respect to the Fund.

               [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

2.   To transact such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

                              Dated:              1998
                                     -------------

                              ----------------------------------
                              Signature

                              ----------------------------------
                              Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR PROPOSAL 1 AND WILL BE VOTED IN THE APPOINTED PROXIES DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY.